Filed Pursuant to Rule 497
File no. 333-213498

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Supplement No. 3 dated April 26, 2019
to the
Prospectus dated October 26, 2018
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This supplement contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the "Company") dated October 26, 2018, as amended or supplemented (the "Prospectus").

You should carefully consider the "Risk Factors" beginning on page 35 of the Prospectus before you decide to invest.

Information Regarding Priority Senior Secured Income Management, LLC

As a result of a technical “change in control” and “assignment” of the Investment Advisory Agreement, the Board held a meeting on April 19, 2019 at which it unanimously approved an interim investment advisory agreement (the “Interim Advisory Agreement”) with the Adviser, as permitted by Rule 15a-4 of the 1940 Act, which is identical in all respects to the Investment Advisory Agreement except for the date of effectiveness and the term. The Interim Advisory Agreement is effective for up to 150 days from the date of the termination of the Investment Advisory Agreement. We will hold a special meeting of stockholders for the approval of a new investment advisory agreement, identical in all respects to the Interim Advisory Agreement except for the date of effectiveness and the term, with our Advisor, for which we have filed a preliminary proxy statement on Schedule 14A with the SEC.